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                                                                     EXHIBIT 10f

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                           VERIZON COMMUNICATIONS INC.

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                          VERIZON INCOME DEFERRAL PLAN

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                            Effective January 1, 2002

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                                TABLE OF CONTENTS

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
ARTICLE 1.   INTRODUCTION.........................................................................................1
         1.01     Name of Plan....................................................................................1
         1.02     Purpose of Plan.................................................................................1
         1.03     Effective Date..................................................................................1
         1.04     Employees Who Terminated Employment Before Effective Date.......................................1

ARTICLE 2.   DEFINITIONS..........................................................................................2
         2.01     Definitions.....................................................................................2
         2.02     Gender and Number...............................................................................7

ARTICLE 3.   PARTICIPATION........................................................................................8
         3.01     Active Participation............................................................................8
         3.02     Inactive Participation..........................................................................9

ARTICLE 4.   PARTICIPANT DEFERRALS...............................................................................10
         4.01     Nature of Deferrals............................................................................10
         4.02     Exclusive Entitlement to Payment...............................................................10
         4.03     Time and Manner of Deferral Elections..........................................................10
         4.04     Timing of Elections............................................................................10
         4.05     Amount of Deferrals............................................................................12

ARTICLE 5.   COMPANY CONTRIBUTION CREDITS........................................................................13
         5.01     Matching Contribution Credits..................................................................13
         5.02     Section 415 Credits............................................................................14
         5.03     Retirement Contribution Credits................................................................14
         5.04     Other Credits..................................................................................15

ARTICLE 6.   ACCOUNT INVESTMENTS.................................................................................16
         6.01     General........................................................................................16
         6.02     Verizon Shares Fund............................................................................16
         6.03     Moody's Investment Fund........................................................................17
         6.04     Investment Elections...........................................................................18

ARTICLE 7.   PAYMENTS FROM THE PLAN..............................................................................20
         7.01     Participant Elections..........................................................................20
         7.02     Method of Payment..............................................................................22
         7.03     Payment Commencement...........................................................................23
         7.04     Special Rules in the Event of Disability.......................................................25
         7.05     Death Benefits.................................................................................26
         7.06     Early Payments.................................................................................27
         7.07     Default for Form and Timing of Payments........................................................29
         7.08     Payment of Small Benefits......................................................................29
         7.09     Prior Plan Payment Rules.......................................................................29

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Verizon Income Deferral Plan                                              Page i
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
ARTICLE 8.   VESTING, FORFEITURE, NON-COMPETITION, AND NON-SOLICITATION..........................................30
         8.01     Personal Deferral Sub-Account..................................................................30
         8.02     Matching Contribution Sub-Account..............................................................30
         8.03     Retirement Contribution Sub-Account............................................................30
         8.04     Forfeiture.....................................................................................31
         8.05     Competitive Activities.........................................................................33
         8.06     Non-Competition/Non-Solicitation Agreement Upon or After Termination of Employment.............34
         8.07     Change in Control..............................................................................35

ARTICLE 9.   NATURE OF PLAN AND ACCOUNTS.........................................................................37
         9.01     Unfunded Plan..................................................................................37
         9.02     Hypothetical Accounts..........................................................................37

ARTICLE 10.   MISCELLANEOUS......................................................................................38
         10.01    Plan Administrator.............................................................................38
         10.02    Allocation of Administrative and Other Expenses................................................38
         10.03    Amendment and Termination of Plan..............................................................38
         10.04    Determination and Withholding of Taxes.........................................................40
         10.05    No Assignment or Alienation....................................................................40
         10.06    Severability...................................................................................40
         10.07    Certain Rights Reserved........................................................................40
         10.08    Titles and Headings Not to Control.............................................................41
         10.09    Governing Law..................................................................................41

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Verizon Income Deferral Plan                                             Page ii
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                            ARTICLE 1. INTRODUCTION

1.01 NAME OF PLAN

     The name of the Plan is the Verizon Income Deferral Plan.

1.02 PURPOSE OF PLAN

     The Verizon Income Deferral Plan is a nonqualified deferred compensation and supplemental retirement plan. The purpose of the Plan is to enable Participants to defer voluntarily the receipt of certain compensation not otherwise eligible for deferral under any other deferred compensation arrangement maintained by any Verizon Company, to receive matching credits on certain deferrals that are comparable to the matching contributions under the Savings Plan, and to provide retirement and other benefits to Participants through an individual account program.

1.03 EFFECTIVE DATE

     The Plan is an amendment and restatement of the plan formerly known as the Bell Atlantic Senior Management Income Deferral Plan, which was effective January 1, 1998. The effective date of this amendment and restatement of the Plan is January 1, 2002.

1.04 EMPLOYEES WHO TERMINATED EMPLOYMENT BEFORE EFFECTIVE DATE

     The terms of the Plan, as amended and restated herein, apply only to individuals who are actively employed as a Senior Manager by a Verizon Company on or after January 1, 2002. If an employee terminated employment on or before December 31, 2001, with an account balance governed by the provisions of the Plan in effect before January 1, 2002, or with an account balance or accrued benefit governed by the provisions of any other deferred compensation or supplemental retirement plan of any Verizon Company, his account balance or accrued benefit shall be governed by the plan provisions that were in effect on the date he terminated employment (as those plan provisions may be amended from time to time).

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Verizon Income Deferral Plan                                              Page 1
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                            ARTICLE 2. DEFINITIONS

2.01 DEFINITIONS

     Unless the context clearly indicates otherwise, the following terms, when used in capitalized form in the Plan, shall have the meanings set forth below.

     (a)  "ARTICLE" means an Article of the Plan.

     (b) "BASE SALARY" means the gross amount of annual base salary, before such annual base salary is reduced for tax withholding and pre-tax or after-contributions to any employee benefit plan, and before any other special payroll deductions.

     (c) "BENEFICIARY" or "BENEFICIARIES" means a Participant's beneficiary or beneficiaries designated in accordance with procedures established by the Plan Administrator, or, if no beneficiary is so designated, the Participant's estate. A Beneficiary shall not be permitted to name a beneficiary of his right to all or a portion of a Participant's Account in the Plan; the beneficiary of a Beneficiary shall be the Beneficiary's estate.

     (d)  "BOARD" means the Board of Directors of Verizon.

     (e) "CAUSE" means (1) grossly incompetent performance or substantial or continuing inattention to or neglect of the duties and responsibilities assigned to an employee; fraud, misappropriation or embezzlement involving the Company; or a material breach of the Participant's Non-Compete Agreement, as determined by the Plan Administrator or (2) commission of any felony of which the employee is finally adjudged guilty by a court of competent jurisdiction. A Participant who voluntarily terminates employment with a Verizon Company to avoid being terminated for Cause shall, for purposes of the Plan, be deemed to have been terminated for Cause. Notwithstanding the preceding two sentences of this Section 2.01(e), for purposes of the Plan, a Participant shall not be treated as having been terminated for Cause if the Participant is eligible to Retire.

     (f)  "CHANGE IN CONTROL" has the meaning provided in Section 8.07.

     (g) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable Treasury regulations and rulings issued thereunder.

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Verizon Income Deferral Plan                                              Page 2
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     (h)  "COMPANY BALANCE" means the vested balances in a Participant's
          Matching Contribution Sub-Account, Retirement Contribution Sub-Account and any other sub-account so designated by the Plan Administrator.

     (i) "COMMITTEE" means the Human Resources Committee of the Board or any successor to that committee.

     (j) "DIRECTOR" means any active employee of a Verizon Company who is designated as a "Director" in accordance with procedures that the Committee approves or is in a position comparable to that of a Director as determined by the Plan Administrator. The term Director shall not include an individual temporarily assigned the status of Director or promoted to or designated as a Director on an acting basis.

     (k) "DISABILITY" means "Disability" as that term is defined in the Pension Plan.

     (l) "ELIGIBLE BASE SALARY" means the amount of Base Salary for a Plan Year in excess of the limit for that Plan Year under section 401(a)(17) of the Code; provided that, in determining Eligible Base Salary for a Plan Year, the Plan Administrator may disregard all or part of any Base Salary earned before an Eligible Employee becomes an Active Participant.

     (m) "ELIGIBLE COMPENSATION" means the sum of Eligible Base Salary and Eligible Short-Term Incentive.

     (n) "ELIGIBLE SHORT-TERM INCENTIVE" means all of an Active Participant's Short-Term Incentive for a Plan Year; provided that, in determining the amount of an Eligible Short-Term Incentive for a Plan Year, the Plan Administrator may disregard all or part of any Short-Term Incentive earned before an Eligible Employee becomes an Active Participant.

     (o) "ELIGIBLE EMPLOYEE" means an employee of a Participating Company who has the status of Senior Manager and has been designated by the Plan Administrator as being eligible to participate in the Plan.

     (p) "EMPLOYEE BALANCE" means the vested balance in a Participant's Personal Deferral Sub-Account.

     (q) "EXECUTIVE DIRECTOR" means any active employee of a Verizon Company who is designated as an "Executive Director" in accordance with procedures that the Committee approves or is in a position comparable to that of an Executive Director as determined by the Plan Administrator. The term Executive Director shall not include an individual temporarily assigned the status of Executive Director or promoted to or designated as a Executive Director on an acting basis.

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Verizon Income Deferral Plan                                              Page 3
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     (r)  "INCUMBENT BOARD" means those persons who either (1) have been members of the Board of Directors of the Company since June 30, 2000, or (2) are new directors whose election by the Board of Directors or nomination for election by the shareowners of the Company was approved by a vote of at least three-fourths of the members of the Incumbent Board then in office who either were directors described in Section 2.01(r)(1) or whose election or nomination for election was previously so approved, but shall not include any director elected as a result of an actual or threatened solicitation of proxies by any Person.

     (s) "INVESTMENT FUNDS" means the unfunded bookkeeping accounts identified in Article 6.

     (t) "MOODY'S RATE" means the "Corporate Average" yield of long-term, high-grade corporate bonds as reported by Moody's Investors Service, or such other substantially similar yield that the Plan Administrator designates as the applicable interest rate.

     (u) "NON-COMPETE AGREEMENT" means the non-competition/non-solicitation agreement described in Section 8.06(a).

     (v) "OTHER ELIGIBLE COMPENSATION" means any compensation that (1) is not Eligible Base Salary or an Eligible Short-Term Incentive and (2) the Plan Administrator determines is eligible to be deferred under the Plan or otherwise used as the basis for credits to a Participant's Account. The Plan Administrator may determine the sub-account to which Other Eligible Compensation shall be credited.

     (w) "PARTICIPANT" means an individual who is either an "Active Participant" or an "Inactive Participant" as those terms are defined in Article 3.

     (x) "PARTICIPANT'S ACCOUNT" means, collectively, the unfunded book-entry sub-accounts that represent a Participant's deferred compensation, retirement benefits, and other benefits under the Plan, as adjusted from time to time to reflect credits to and withdrawals from such sub-accounts as well as earnings and losses derived from the performance of the Investment Funds to which sub-account balances have been allocated. Each Participant's Account, and the credits reflected in such Participant's Account, shall consist of the aggregate of the amounts, if any, in the following sub-accounts and of the following credits:

          (1)  PERSONAL DEFERRAL SUB-ACCOUNT AND PERSONAL DEFERRAL CREDITS

               The "Personal Deferral Sub-Account" shall consist of (A) certain conversion and other credits provided for in Appendix A or

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Verizon Income Deferral Plan                                              Page 4
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               Appendix B, (B) credits pursuant to a Participant's voluntary election to defer the receipt of Eligible Base Salary, Eligible Short-Term Incentive, or Other Eligible Compensation as provided for in Article 4, and (C) certain credits pursuant to any employment, retention, stay incentive, or other agreement between a Participant and any Verizon Company that provides for a credit of Other Eligible Compensation to this sub-account. All credits described in this Section 2.01(x)(1), as adjusted to reflect all earnings and losses with respect to such credits, are referred to collectively as "Personal Deferral Credits."

          (2)  MATCHING CONTRIBUTION SUB-ACCOUNT AND MATCHING CONTRIBUTION
               CREDITS

               The "Matching Contribution Sub-Account" shall consist of (A) certain conversion and other credits provided for in Appendix A and (B) matching credits provided by the Company in accordance with Section 5.01. All credits described in this Section 2.01(x)(2), as adjusted to reflect all earnings and losses with respect to such credits, are referred to collectively as "Matching Contribution Credits."

          (3) RETIREMENT CONTRIBUTION SUB-ACCOUNT AND RETIREMENT CONTRIBUTION CREDITS

               The "Retirement Contribution Sub-Account" shall consist of (A) certain conversion and other credits provided for in Appendix A or Appendix B, (B) retirement credits provided by the Company in accordance with Section 5.02, (C) certain other retirement credits provided by the Company in accordance with Section 5.03, and (D) credits pursuant to any employment, retention, stay incentive or other agreement between a Participant and any Verizon Company that provides for a credit of Other Eligible Compensation to this sub-account. All credits described in this
               Section 2.01(x)(3), as adjusted to reflect all earnings and losses with respect to such credits, are referred to collectively as "Retirement Contribution Credits."

     (y) "PARTICIPATING COMPANY" means each Verizon Company that the Plan Administrator designates as a "Participating Company."

     (z) "PENSION PLAN" means the Verizon Management Pension Plan, as it may be amended from time to time, or any successor thereto.

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Verizon Income Deferral Plan                                              Page 5
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     (aa) "PERSON" means any individual, firm, corporation, partnership, joint venture, association, trust, or other entity.

     (bb) "PLAN" means this Verizon Income Deferral Plan, as it may be amended from time to time, or any successor thereto.

     (cc) "PLAN ADMINISTRATOR" means "Plan Administrator" as that term is defined in Section 10.01, except that, with respect to a Section 16 Person, the "Plan Administrator" means the Committee.

     (dd) "PLAN YEAR" means the calendar year.

     (ee) "RETIRE" or "RETIREMENT" means attaining normal retirement age under the Pension Plan or satisfying either the Rule of 75 in section 6A.2(b)(i) (or any successor provision) of the Pension Plan or the Rule of 73 in section 6A.2(b)(ii) (or any successor provision) of the Pension Plan.

     (ff) "SAVINGS PLAN" means the Verizon Savings Plan for Management Employees, as it may be amended from time to time, or any successor thereto.

     (gg) "SECTION" means a section of the Plan, unless the context clearly indicates another meaning (for example, "Section 16" shall have the meaning prescribed by Section 2.01(hh)).

     (hh) "SECTION 16" means Section 16 of the Securities Exchange Act of 1934, as amended from time to time, and "SECTION 16 PERSON" means a Participant who is an "officer" or "director" of the Company within the meaning of Section 16.

     (ii) "SENIOR MANAGER" means any active employee of a Verizon Company who is designated as a "Senior Manager" in accordance with procedures approved by the Committee or is in a position comparable to that of a Senior Manager as determined by the Plan Administrator. The term "Senior Manager" shall not include an individual temporarily assigned the status of Senior Manager or promoted to or designated as a Senior Manager on an acting basis.

     (jj) "SHORT-TERM INCENTIVE" means the amount of (1) any short-term incentive award paid or payable under the Verizon Short-Term Incentive Plan and (2) any other incentive award that the Plan Administrator designates as Short-Term Incentive for purposes of the Plan. The term Short-Term Incentive shall mean the gross amount of any such award, before such award is reduced for tax withholding and pre-tax or after-

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Verizon Income Deferral Plan                                              Page 6
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          contributions to any employee benefit plan, and before any other special payroll deductions.

     (kk) "VERIZON" or "COMPANY" means Verizon Communications Inc. or any successor. "VERIZON COMPANY" means (1) Verizon, (2) each corporation and partnership in which Verizon has a direct or indirect ownership interest of at least 50%, and (3) any other corporation, partnership, or other entity that the Plan Administrator determines shall be treated as a Verizon Company for purposes of the Plan.

2.02 GENDER AND NUMBER

     Throughout the Plan, the use of masculine pronouns shall refer to both males and females. The singular form shall include the plural, where appropriate.

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Verizon Income Deferral Plan                                              Page 7
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                           ARTICLE 3. PARTICIPATION

     3.01 ACTIVE PARTICIPATION

     (a)  BECOMING AN ACTIVE PARTICIPANT

          (1)  ELIGIBLE EMPLOYEES ON JANUARY 1, 2002

               A Senior Manager who is actively employed on January 1, 2002, shall be an "Active Participant" effective January 1, 2002.

          (2)  ELIGIBLE EMPLOYEES AFTER JANUARY 1, 2002

               An individual who is not an Active Participant and who becomes a Senior Manager after January 1, 2002, shall be an Active Participant effective on the date on which the individual becomes a Senior Manager.

     (b)  DURATION OF ACTIVE PARTICIPATION

          An Active Participant shall remain an Active Participant for so long as he is a Senior Manager.

     (c)  AFFECT ON PARTICIPATION IN OTHER PLANS

          Each Participant shall not participate in any other nonqualified deferred compensation plan or arrangement of a Verizon Company if the Plan Administrator determines that the Senior Manager shall no longer participate in such plan or arrangement.

          Each Senior Manager who was a Participant in the Plan before January 1, 2002, and is actively employed by a Verizon Company on or after January 1, 2002, shall no longer be subject to the terms of the Plan as it existed before January 1, 2002.

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Verizon Income Deferral Plan                                              Page 8
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3.02 INACTIVE PARTICIPATION

     (a)  BECOMING AN INACTIVE PARTICIPANT

          An Active Participant whose employment terminates shall be an "Inactive Participant" as of the effective date of his termination.

          An Active Participant who is demoted shall become an "Inactive Participant" as of the effective date of his demotion if, in his new position after the demotion, he is not a Senior Manager.

     (b)  DURATION OF INACTIVE PARTICIPATION

          An Inactive Participant shall remain an Inactive Participant for so long as he has a positive account balance under the Plan and does not become an Active Participant under Section 3.01(a).

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Verizon Income Deferral Plan                                              Page 9
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                       ARTICLE 4. PARTICIPANT DEFERRALS

4.01 NATURE OF DEFERRALS

     Each Eligible Employee may elect to defer receipt of Eligible Base Salary, Eligible Short-Term Incentive, and Other Eligible Compensation in accordance with this Article 4.

     If an Eligible Employee makes an election to defer pursuant to this Article 4, Personal Deferral Credits for the amounts deferred shall be calculated and added to his Personal Deferral Sub-Account according to such procedures as the Plan Administrator may establish.

4.02 EXCLUSIVE ENTITLEMENT TO PAYMENT

     If an Eligible Employee makes an election to defer pursuant to this Article 4, he waives his right to receive the amount deferred and agrees to receive instead the amounts payable to him under Article 7. No other amounts shall be due to or on behalf of an Eligible Employee as a result of his election to defer pursuant to this Article 4.

4.03 TIME AND MANNER OF DEFERRAL ELECTIONS

     An Eligible Employee's election to defer (or a change in any such election to defer) must be made, executed, and delivered at a time and in a manner acceptable to the Plan Administrator.

4.04 TIMING OF ELECTIONS

     (a)  ELIGIBLE BASE SALARY

          Subject to Section 4.03, an Eligible Employee may at any time deliver an election to defer Eligible Base Salary to the Plan Administrator, and may at any time change, revoke, or modify such election. If an individual delivers an election to the Plan Administrator before he becomes an Eligible Employee, his election shall be deemed to have been delivered on the date he becomes an Eligible Employee.

          Any such election shall be effective (1) as soon as administratively practicable after the election is delivered or deemed to be delivered to the Plan Administrator or on such later date as the Eligible Employee may

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Verizon Income Deferral Plan                                             Page 10
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          elect, (2) only with respect to Eligible Base Salary earned after the effective date of the election, and (3) only with respect to Eligible Base Salary earned while the Eligible Employee is an Active Participant.

          Any such election shall remain in effect until changed, revoked, or modified, and shall be deemed to be renewed automatically for each succeeding Plan Year unless changed, revoked, or modified by the Eligible Employee as provided in this Section 4.04(a).

     (b)  ELIGIBLE SHORT-TERM INCENTIVE

          Subject to Section 4.03, an Eligible Employee may at any time deliver an election to defer an Eligible Short-Term Incentive to the Plan Administrator. Any such election may be changed, revoked, or modified at any time before, but not after, the deadline for making such election or such other period as may be determined by the Plan Administrator.

          Any such election shall be effective for a Plan Year (1) only if it is executed and delivered or deemed to be delivered before the last business day of December before the year in which the Eligible Short-Term Incentive to be deferred would have been payable, or such other date as may be determined by the Plan Administrator for this purpose, (2) only with respect to an Eligible Short-Term Incentive earned after the election is delivered to the Plan Administrator, and
          (3) only if the Eligible Employee is an Active Participant when such Eligible Short-Term Incentive becomes payable. For purposes of the Plan, a Participant shall be deemed to have "earned" all of his Eligible Short-Term Incentive for a Plan Year on the last day of such Plan Year or at such earlier date as the Plan Administrator may determine.

          Unless changed, revoked, or modified sooner, any such election (1) shall remain in effect until the beginning of the next succeeding Plan Year and (2) shall not be deemed to be renewed automatically for each succeeding Plan Year.

     (c)  OTHER ELIGIBLE COMPENSATION

          Any election to defer receipt of Other Eligible Compensation must be delivered or deemed to be delivered to the Plan Administrator not later than the date determined by the Plan Administrator.

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Verizon Income Deferral Plan                                             Page 11
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          Any such election may be changed, revoked, or modified for such period as the Plan Administrator may determine.

4.05 AMOUNT OF DEFERRALS

     An Eligible Employee may make separate deferral elections for Eligible Base Salary, Eligible Short-Term Incentive, and Other Eligible Compensation, subject to the requirements of this Article 4 and such requirements as the Plan Administrator may impose, in the following percentages or amounts:

     (a)  ELIGIBLE BASE SALARY

          An Eligible Employee may elect to defer a whole percentage (up to 100% or such lesser percentage as the Plan Administrator may determine for this purpose) of his Eligible Base Salary or, if permitted by the Plan Administrator, a stated amount of his Eligible Base Salary.

     (b)  ELIGIBLE SHORT-TERM INCENTIVE

          An Eligible Employee may elect to defer a whole percentage (up to 100% or such lesser percentage as the Plan Administrator may determine for this purpose) of his Eligible Short-Term Incentive or, if permitted by the Plan Administrator, a stated amount of his Eligible Short-Term Incentive.

     (c)  OTHER ELIGIBLE COMPENSATION

          An Eligible Employee may elect to defer a whole percentage (up to 100% or such lesser percentage as the Plan Administrator may determine for this purpose) of his Other Eligible Compensation or, if permitted by the Plan Administrator, a stated amount of his Other Eligible Compensation.

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Verizon Income Deferral Plan                                             Page 12
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                    ARTICLE 5. COMPANY CONTRIBUTION CREDITS

5.01 MATCHING CONTRIBUTION CREDITS

     Each Active Participant who makes an election to defer pursuant to Article 4 shall have Matching Contribution Credits added to his Matching Contribution Sub-Account as provided in this Section 5.01, at a time and in a manner that the Plan Administrator approves, and as of the same date as the associated Personal Deferral Credits provided for in Article 4.

     (a)  ELIGIBLE BASE SALARY AND ELIGIBLE SHORT-TERM INCENTIVE

          Subject to the next paragraph of this Section 5.01(a), for each Plan Year--

          (1) An Eligible Employee who defers at least 6% of his Eligible Compensation for the Plan Year shall receive Matching Contribution Credits equal to 5% of his Eligible Compensation.

          (2) An Eligible Employee who defers less than 6% of his Eligible Compensation for the Plan Year shall receive Matching Contribution Credits equal to the sum of (A) 100% of the first 4% of the Eligible Compensation he defers and (B) 50% of the next 2% of the Eligible Compensation he defers.

          If a Participant is an Inactive Participant at the time an Eligible Short-Term Incentive becomes payable (or would otherwise become payable in the absence of a deferral election under the Plan), the Participant shall receive the Matching Contribution Credits with respect to such Eligible Short-Term Incentive (1) only if the Plan Administrator determines that the Participant shall receive such Matching Contribution Credits and (2) subject to any terms and conditions that the Plan Administrator establishes.

     (b)  OTHER ELIGIBLE COMPENSATION

          An Eligible Employee who elects to defer all or part of his Other Eligible Compensation for the Plan Year shall receive Matching Contribution Credits only to the extent the Plan Administrator determines that the Participant shall receive such Matching Contribution Credits.

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Verizon Income Deferral Plan                                             Page 13
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5.02 SECTION 415 CREDITS

     To the extent provided in the succeeding paragraph of this Section 5.02, if the present value of a Participant's accrued benefit under the Pension Plan, upon commencement of benefits thereunder, exceeds the benefit that can be paid to the Participant from the Pension Plan under section 415 of the Code, the excess amount shall be credited to the Participant's Retirement Contribution Sub-Account as of the Participant's benefit commencement date, except that such credit shall be reduced by the amount, if any, previously credited to such Participant account under the NYNEX Senior Management Nonqualified Defined Contribution Pension Plan (the "NYNEX Defined Contribution Plan") because his benefit under a qualified retirement plan exceeded the benefit permitted to be paid from that plan under section 415 of the Code. Any credit pursuant to this Section 5.02 shall be in full satisfaction of any right to similar credits or benefits that the Participant may have under any other employee benefit plan of a Verizon Company.

5.03 RETIREMENT CONTRIBUTION CREDITS

     Each Active Participant who is a Senior Manager shall have Retirement Contribution Credits added to his Retirement Contribution Sub-Account on the following basis at a time and in a manner that the Plan Administrator approves:

     (a)  ELIGIBLE BASE SALARY

          Following commencement of participation in the Plan as a Senior Manager, Retirement Contribution Credits equal to 32% of the Participant's Eligible Base Salary shall be added to the Participant's Retirement Contribution Sub-Account for each of the first 240 months during which the Participant earns Eligible Base Salary, except that such 240-month period shall be reduced by the number of months (if any) during which the Participant previously participated in the NYNEX Defined Contribution Plan. After such 240-month (or shorter) period, Retirement Contribution Credits equal to 7% of the Participant's Eligible Base Salary shall be added to the Participant's Retirement Contribution Sub-Account for each month that the Participant is a Senior Manager and earns Eligible Base Salary.

          The Retirement Contribution Credits provided for in this Section 5.03(a) shall be calculated in accordance with guidelines that the Plan Administrator shall establish.

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Verizon Income Deferral Plan                                             Page 14

     (b)  ELIGIBLE SHORT-TERM INCENTIVE

          Following commencement of participation in the Plan as a Senior Manager and subject to the next paragraph of this Section 5.03(b), annual Retirement Contribution Credits equal to 32% of a Participant's Eligible Short-Term Incentive for the Plan Year shall be added to each Active Participant's Retirement Contribution Sub-Account for each Plan Year ends during the first 240 months in which the Participant earns Eligible Short-Term Incentive, except that such 240-month period shall be reduced by the number of months (if any) during which the Participant previously participated in the NYNEX Defined Contribution Plan. After such 240-month (or shorter) period, annual Retirement Contribution Credits equal to 7% of the Participant's Eligible Short-Term Incentive for the Plan Year shall be added to the Participant's Retirement Contribution Sub-Account. Such Retirement Contribution Credits shall be made on an annual basis.

          If a Participant is an Inactive Participant as a result of his Retirement or involuntarily termination without Cause at the time an Eligible Short-Term Incentive becomes payable (or would otherwise become payable in the absence of a deferral election under the Plan), the Participant shall receive the Retirement Contribution Credits provided for in this Section 5.03(b) with respect to such Eligible Short-Term Incentive only if (1) the Participant executes a release in a form acceptable to the Plan Administrator or (2) the Plan Administrator determines that the Participant shall receive such Retirement Contribution Credits. A Participant who is an Inactive Participant for any other reason shall not be eligible to receive the Retirement Contribution Credits unless the Plan Administrator determines otherwise.

          The Retirement Contribution Credits provided for in this Section 5.03(b) shall be added to the Participant's Retirement Contribution Sub-Account as of the date that the associated Eligible Short-Term Incentive becomes payable (or would otherwise become payable in the absence of a deferral election under the Plan).

5.04 OTHER CREDITS

     Other credits shall be provided to Participants in accordance with Appendices A and B to this Plan.

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Verizon Income Deferral Plan                                             Page 15

                        ARTICLE 6. ACCOUNT INVESTMENTS

6.01 GENERAL

     A Participant may allocate the balance in the Participant's Account among the Investment Funds available under the Plan in accordance with this
     Article 6. The Investment Funds shall consist of a set of unfunded book-entry investment accounts. A separate bookkeeping account shall be maintained for each Participant.

     Except as provided in this Article 6, (a) the investment performance of each Investment Fund shall mirror the investment performance of a corresponding investment fund under the Savings Plan; (b) each Investment Fund shall be subject to any restrictions imposed on the corresponding investment fund in the Savings Plan; (c) each Investment Fund shall be available as an investment choice for the balance in a Participant's Account; and (d) if there is a change in, addition to, or deletion of any of the investment funds under the Savings Plan, a corresponding change, addition, or deletion shall be made in the Investment Funds offered under this Plan.

6.02 VERIZON SHARES FUND

     (a)  THE INVESTMENT FUND

          The Plan shall maintain an Investment Fund known as the "Verizon Shares Fund." The investment performance of this fund shall mirror the investment performance of Verizon common stock.

          Any credits added to a Participant's Matching Contribution Sub-Account, other than credits made pursuant to Appendix A, shall initially be allocated to the Verizon Shares Fund, and a Participant may thereafter transfer all or any portion of such balance out of the Verizon Shares Fund and into any other available Investment Fund in accordance with the "Diversification Transfers" provisions in section
          14.17 of the Savings Plan or any successor to those provisions.

          If a Participant transfers any portion of his Participant's Account into or out of the Verizon Shares Fund, such transfer shall be executed using the closing price of a share of Verizon common stock on the composite tape of New York Stock Exchange issues on the day the Participant initiates the transfer (or if there was no reported sale of Verizon common stock on

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Verizon Income Deferral Plan                                             Page 16
          such date, on the next succeeding day on which there was such a reported sale).

     (b)  DIVIDEND EQUIVALENTS

          Any credits in a Participant's Account allocated to the Verizon Shares Fund shall be increased on each date that a dividend is paid on Verizon common stock. The number of additional credits credited to a Participant's Account as a result of such increase shall be determined by (1) dividing the balance of a Participant's Account in the Verizon Shares Fund by the closing price of a share of Verizon common stock on the composite tape of New York Stock Exchange issues on the dividend declaration date (or if there was no reported sale of Verizon common stock on such date, on the next preceding day on which there was such a reported sale), and then (2) multiplying the amount resulting from the calculation in clause (1) by the amount of the dividend declared per share of Verizon common stock on the dividend declaration date.

     (c)  EFFECT OF RECAPITALIZATION

          In the event of a transaction or event described in this Section 6.02(c), the balance in a Participant's Account in the Verizon Shares Fund shall be adjusted in such manner as the Plan Administrator deems equitable. A transaction or event is described in this Section 6.02(c) if and only if (1) it is a dividend or other distribution (whether in the form of cash, shares, other securities, or other property), extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities, the issuance of warrants or other rights to purchase shares or other securities, or other similar corporate transaction or event, and (2) the Plan Administrator determines that such transaction or event affects the shares of Verizon common stock, such that an adjustment pursuant to this Section 6.02(c) is appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

6.03 MOODY'S INVESTMENT FUND

     The Plan shall maintain an Investment Fund known as the "Moody's Investment Fund" that shall credit interest as follows: (1) balances in this Investment Fund as of the end of the immediately preceding calendar quarter that were not withdrawn from or transferred out of the Moody's Investment Fund shall

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Verizon Income Deferral Plan                                             Page 17
     earn interest for the entire calendar quarter; and (2) all other balances in this Investment Fund shall earn interest from the beginning of the calendar quarter until the day they are withdrawn from or transferred out of the Moody's Investment Fund. The rate at which interest shall be credited for purposes of this Section 6.03 shall be the equivalent of the annualized rate equal to the Moody's Rate as of the day immediately preceding the beginning of the applicable calendar quarter. Any or all of the balance of a Participant's Account allocated to the Moody's Investment Fund may be transferred to any other Investment Fund in accordance with
     Section 6.04(b), below.

6.04 INVESTMENT ELECTIONS

     A Participant may allocate the balance in his Participant's Account among the available Investment Funds in whole percentages and at a time and in a manner that the Plan Administrator approves, subject to the following rules:

     (a)  INITIAL ELECTIONS

          Each Active Participant may submit his initial investment elections at any time. However, if an Active Participant fails to submit an investment election before amounts are credited to his Participant's Account, the Plan Administrator shall allocate such amounts as the Plan Administrator deems appropriate, except that, if the individual first becomes a Senior Manager on or after January 1, 2002, and fails to submit an investment election before amounts are credited to his Retirement Contribution Sub-Account, such Retirement Contribution Credits shall initially be allocated to the Moody's Investment Fund described in Section 6.03 and may be transferred only as provided in
          Section 6.03.

          Investment elections may allocate balances in a Participant's Account to any Investment Fund, and elections shall be applied uniformly to the balance in each of the Participant's sub-accounts, except that balances in the Matching Contribution Sub-Account shall initially be allocated to the Verizon Shares Fund as provided in Section 6.02 and may be transferred only as provided in Section 6.02.

     (b)  CHANGES IN INVESTMENT ELECTIONS

          Except as otherwise provided in this Article 6, Participants shall be permitted to change their investment elections daily, and may be permitted to change their elections more frequently if the Plan Administrator so determines.

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Verizon Income Deferral Plan                                             Page 18

          Changes in investment elections and the consequent transfers among Investment Funds shall be applied uniformly to the balances in each of the Participant's sub-accounts, except that balances in the Matching Contribution Sub-Account shall initially be allocated to the Verizon Shares Fund as provided in Section 6.02 and may be transferred only as provided in Section 6.02. Any change in investment elections shall be effected as soon as administratively practicable after the Plan Administrator receives the Participant's request for the change.

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Verizon Income Deferral Plan                                             Page 19

                       ARTICLE 7. PAYMENTS FROM THE PLAN

7.01 PARTICIPANT ELECTIONS

     Each Participant shall be permitted to make an election regarding the payment of the vested balance in his Participant's Account on a form provided by the Plan Administrator. Any such election must comply with the requirements of this Article 7, must be made at a time and in a manner that the Plan Administrator approves, and shall be subject to Sections 8.04 and 8.06.

     (a)  TIMING OF ELECTION

          A Participant's completed election form must be delivered to the Plan Administrator at least twelve months before the earlier of (1) the commencement date specified on the Participant's election form or (2) the commencement date specified by Section 7.07. Any such election that modifies a previously-delivered payment election shall also be subject to the provisions of Section 7.01(b).

          Except as provided in the next paragraph of this Section 7.01(a) or in
          Section 7.04, if an election does not comply with the provisions of the preceding paragraph, (1) the election shall be disregarded for the first twelve months following the delivery of the Participant's election to the Plan Administrator and payment shall be made in accordance with a valid payment election (made in accordance with Section 7.01) in effect or, if there is no such election in effect, in accordance with the default rules in Section 7.07) and (2) after the expiration of such twelve-month period, any unpaid amount to which the election applies shall be paid in accordance with the election (and the earlier valid election under which payments were being made during such twelve-month period shall be disregarded).

          If a Participant elects to commence payment as of his termination of employment with all Verizon Companies, and such termination occurs during the twelve-month period immediately following the date such election is delivered to the Plan Administrator, payment shall be made as of the last day of the month in which the Participant terminates employment with all Verizon Companies only (1) if the Participant elects, before January 1, 2002, to commence payments as of such date and such termination occurs during the twelve-month period immediately following the delivery of such election to the Plan Administrator or
          (2) if the Participant elects, within thirty days after becoming an Active Participant, to commence payments as of the last day of the month in which the

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Verizon Income Deferral Plan                                             Page 20

          Participant terminates employment with all Verizon Companies and such termination occurs during the twelve-month period immediately following the delivery of such election to the Plan Administrator.

     (b)  MODIFYING AN ELECTION

          Once each Plan Year, a Participant may modify a previously delivered payment election with respect to the Participant's Employee Balance and modify a previously delivered payment election with respect to the Participant's Company Balance, provided that a modification will be effective only with respect to payments that are scheduled to be made more than twelve months from the date the modification is delivered to the Plan Administrator. Such modifying elections may be made on separate occasions, on a form provided by the Plan Administrator, provided that each such election shall otherwise be subject to the rules set forth in this Section 7.01 (including the requirement of Section 7.01(a) that the date for payment commencement be at least twelve months after the date the election is delivered to the Plan Administrator).

          If a modification delivered to the Plan Administrator is invalid for any reason with respect to any or all payments subject to the modification, such payments shall be made in accordance with the election in effect at the time the modification was delivered to the Plan Administrator or, if no such election was in effect, in accordance with the default rules in Section 7.07.

     (c)  DIVISION OF ACCOUNT

          A Participant may divide his Employee Balance and his Company Balance into no more than two parts each (with each such part consisting of a whole percentage of the total Employee Balance or Company Balance) and may elect a different method of payment and payment commencement date for each part, except as provided in Section 8.06(d).

     (d)  DISABILITY OR DEATH OF PARTICIPANT

          If a Participant becomes Disabled or dies, the disability or death benefit payment rules, as applicable, in Sections 7.04 and 7.05 shall apply.

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Verizon Income Deferral Plan                                             Page 21

     (e)  PAYMENT OF SMALL BENEFITS

          If, on termination of employment, the vested balance in a Participant's Account is $100,000 or less, the rules applicable to small benefits in Section 7.08 shall apply.

7.02 METHOD OF PAYMENT

     Payments to a Participant shall be made solely in cash and pursuant to the method provided for in this Section 7.02 that the Participant elects in accordance with Section 7.01, pursuant to the default rules in Section 7.07 if no valid election is in effect, or pursuant to the small benefit rules in Section 7.08 if the vested balance in the Participant's Account is $100,000 or less at his termination of employment. Subject to Sections 8.04 and 8.06, the Participant may elect to receive payment of all or a portion of the vested balance in his Participant's Account as follows:

     (a)  SINGLE SUM

          A Participant may elect to receive a single-sum payment of all or a portion of the vested balance in the Participant's Account. At the time such payment is due, the amount of the payment shall be calculated by the Plan Administrator and shall be paid as soon as administratively practicable following such calculation.

     (b)  INSTALLMENT PAYMENTS

          A Participant may elect to receive installment payments of all or a portion of the vested balance in the Participant's Account, which shall be paid monthly, quarterly, semi-annually, or annually, over a period of two to thirty years as elected by the Participant, except as provided in Section 7.03(a). Each installment shall be equal to (1) the unpaid portion of the vested balance in the Participant's Account covered by the election (as adjusted to reflect any earnings or losses thereon and any earlier payments), divided by (2) the number of remaining installments. At the time each installment is due, the Plan Administrator shall calculate the amount of the installment and shall pay the installment as soon as administratively practicable following such calculation.

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Verizon Income Deferral Plan                                             Page 22

     (c)  APPRECIATION ONLY

          A Participant may elect to receive payments of appreciation with respect to the Employee Balance or Company Balance covered by an election, provided such Employee Balance or Company Balance is at least $100,000 at the time the election is delivered to the Plan Administrator. Under this option, payments shall be made to the Participant each month over a period of two to thirty years as elected by the Participant, except as provided in Section 7.03(a). At the end of the payment period, the then-unpaid balance covered by this election (adjusted to reflect such prior monthly payments) shall be paid in a lump sum as soon as administratively practicable. Each monthly payment shall be equal to the greater of (1) a fixed amount equal to two-thirds of 1% of the vested balance covered by the election before the first payment, or (2) the amount by which the current vested balance covered by the election exceeds such balance immediately after the first payment. Before each monthly payment is due, the Plan Administrator shall calculate the amount of the payment and shall pay the installment as soon as administratively practicable following such calculation.

7.03 PAYMENT COMMENCEMENT

     Subject to Sections 7.08, 8.04, and 8.06, the payments to a Participant with respect to the vested balance in the Participant's Account shall commence either on a specific date in accordance with Section 7.03(a) or on termination of employment in accordance with Section 7.03(b), as selected by the Participant under Section 7.01, or otherwise shall commence pursuant to the default rules in Section 7.07.

     If the Participant begins to receive payments under this Section 7.03 and becomes Disabled or dies before the vested balance of his Participant's Account is paid in accordance with this Section 7.03, the then-remaining vested balance in his Participant's Account shall be paid in accordance with Sections 7.04 (Disability) or 7.05 (Death) below.

     (a)  SPECIFIC DATE

          A Participant may select a specific date for the commencement of payment of the vested portion of the Participant's Account, subject to the following rules:

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Verizon Income Deferral Plan                                             Page 23

          (1)  SPECIFIC DATE BEFORE TERMINATION OF EMPLOYMENT

               With respect to the Participant's Employee Balance, a Participant may select a specific date that precedes the Participant's termination of employment with all Verizon Companies.

               With respect to the Participant's Company Balance, a Participant's election of a specific date that precedes the Participant's termination of employment with all Verizon Companies shall be valid only if there has been a Change in Control before payments commence. If there has not been a Change in Control, the election with respect to the Company Balance shall be invalid, and such Company Balance shall be paid in accordance with the default rules in Section 7.07.

               Any election to have payments commence before a Participant's termination of employment with all Verizon Companies shall apply only with respect to the vested balance of the Participant's Account as of the date such payments commence. Subject to Section 7.01(c), any amounts attributable to subsequent deferrals or credits shall be paid in accordance with either the terms of a separate election applicable to such deferrals or credits or the default rules in Section 7.07.

          (2)  SPECIFIC DATE AFTER TERMINATION OF EMPLOYMENT

               With respect to the vested balance in the Participant's Account, a Participant may select a specific date that is after the Participant's termination of employment with all Verizon Companies.

               A lump sum shall not be paid to or on behalf of a Participant more than thirty years from the date the Participant terminates employment with all Verizon Companies. For any part of a Participant's Account that is paid in a lump sum, the Participant shall be deemed to have elected to receive the lump sum on the earlier of (a) the date elected by the Participant or (b) the date that is thirty years from the date the Participant terminates employment with all Verizon Companies.

               No installment or appreciation-only payments shall be made to or on behalf of a Participant more than thirty years from the date the Participant terminates employment with all Verizon Companies.

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Verizon Income Deferral Plan                                             Page 24

               For any part of a Participant's Account that is paid in installment or appreciation-only payments, the Participant shall be deemed to have elected the number of installments or appreciation-only payments equal to the lesser of (a) the number of installments or appreciation-only payments elected by the Participant or (b) the maximum number of installments or appreciation-only payments between the date payments commence and the date that is thirty years from the date the Participant terminates employment with all Verizon Companies.

     (b)  TERMINATION OF EMPLOYMENT

          A Participant may elect to commence receiving payments upon his termination of employment with all Verizon Companies.

          The Plan Administrator shall calculate the amount of such payment or payments and pay the Participant as soon as administratively feasible after the Participant's termination of employment.

7.04 SPECIAL RULES IN THE EVENT OF DISABILITY

     A Participant who incurs a Disability after he terminates employment with all Verizon Companies shall be paid the vested balance of his Participant's Account in accordance with a valid payment election (made in accordance with Section 7.01) in effect at the onset of the Disability or, if there is no such election then in effect, in accordance with the default rules in
     Section 7.07.

     A Participant who incurs a Disability before he terminates employment with all Verizon Companies shall be paid the vested balance of his Participant's Account (a) if the vested balance in his Participant's Account is $100,000 or less at the onset of the Disability, in accordance with the small benefit payment rules in Section 7.08 or (b) if the vested balance in his Participant's Account exceeds $100,000 at the onset of the Disability, in accordance with a valid payment election (made in accordance with Section 7.01) in effect at the onset of the Disability or, if there is no valid election in effect at the onset of the Disability, in accordance with the default rules in Section 7.07; provided that, if the vested balance in the Participant's Account exceeds $100,000 at the onset of a Disability, the Participant may make a new election regarding the form and timing of payments without regard to the 12-month requirements in Section 7.01(a) or(b), subject to the approval of the Plan Administrator.

     If payments are to be made in installments, the Plan Administrator shall calculate and pay the first installment as soon as administratively practicable following the date of the Participant's Disability, provided that no payment shall be made until

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Verizon Income Deferral Plan                                             Page 25
     the first business day of the first calendar quarter that begins after the onset of the Disability.

     If the Participant begins to receive payments under this Section 7.04 and dies before the vested balance of his Participant's Account is paid in accordance with this Section 7.04, the then-remaining vested balance in his Participant's Account in the Plan shall be paid in accordance with Section
     7.05 below.

7.05 DEATH BENEFITS

     If a Participant dies with a vested balance in his Participant's Account that exceeds $100,000, the payment election in effect on the date of death shall be canceled (except as provided in clause (1) of the next paragraph) and the rules of this Section 7.05 shall apply. If a Participant dies with a vested balance in his Participant's Account equal to $100,000 or less, the payment election in effect on the date of death shall be canceled and payment shall be made in accordance with the small payment rules in Section 7.08.

     Each Participant shall be entitled to make a payment election that provides for the then-remaining vested balance in his Participant's Account at the time of his death to be paid to the Participant's Beneficiary or Beneficiaries either (1) in accordance with a valid payment election in effect at the time of the Participant's death, (2) in two to ten annual installments, or (3) in a single sum as soon as administratively practicable after the Participant's death. Any such election must be delivered to the Plan Administrator before the Participant's death on a form provided by the Plan Administrator. A Participant may change any such election at any time before his death, but a Beneficiary shall not be permitted to change such election.

     Any installment paid to a particular Beneficiary shall be equal to (1) the unpaid portion of the Participant's account balance to which the Beneficiary is entitled (as adjusted to reflect any earnings or losses thereon and any earlier payments), divided by (2) the number of remaining installments. The Plan Administrator shall calculate and pay the first installment as soon as administratively practicable following the date of the Participant's death.

     With respect to any portion of the Participant's Account payable to the Beneficiary of a deceased Participant, such Beneficiary shall be permitted to change investment elections in accordance with Section 6.04(b) and to take an early payment in accordance with Section 7.06. Any such changes in investment elections or early payments shall be made on the same terms and subject to the same conditions as would be imposed if the Beneficiary were the Participant.

     No payment under this Section 7.05 may be made more than thirty years after the Participant's termination of employment with all Verizon Companies. A Participant whose death benefit election would cause a payment under this

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Verizon Income Deferral Plan                                             Page 26

     Section 7.05 to be scheduled to be made more than thirty years after the Participant's termination of employment with all Verizon Companies shall be deemed to have made a death benefit election that permits all payments to be made within thirty years of the Participant's termination of employment by applying the applicable provisions of Section 7.03(a)(2).

     If a Participant dies without having made a death benefit election, the entire vested balance of his Participant's Account shall be paid in a single sum to the Participant's beneficiaries or estate as soon as administratively practicable following the date of death.

7.06 EARLY PAYMENTS

     Before the commencement of any payments under Sections 7.01 through 7.05, a Participant may withdraw all or any portion of the vested balance of the Participant's Account, subject to the following rules:

     (a)  HARDSHIP

          At the request of a Participant, the Plan Administrator may permit the payment of all or part of the vested balance in the Participant's Personal Deferral Sub-Account if the Plan Administrator determines that the Participant has incurred unusual, extraordinary expenses or hardship caused by events beyond the Participant's control, such as accident or illness. The amount that may be withdrawn shall be limited to the amount reasonably necessary to relieve the hardship or financial emergency upon which the request is based. The Plan Administrator may require a Participant who requests a payment under this Section 7.06(a) to submit such evidence as the Plan Administrator deems necessary or appropriate to substantiate the circumstances upon which the request is based.

     (b)  OTHER

          (1)  PERSONAL DEFERRAL SUB-ACCOUNT

               A Participant may at any time elect that all or a designated portion of the vested balance in his Personal Deferral Sub-Account shall be paid to him 30 days following the filing of such an election; provided that the Plan Administrator may approve or disapprove such election; and provided further that, if a Participant receives a payment pursuant to this Section 7.06(b)(1), an amount equal to 6% of the amount paid to the Participant shall be permanently forfeited from the vested balance in the Participant's Personal

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Verizon Income Deferral Plan                                             Page 27

               Deferral Sub-Account and shall not be paid to, or in respect of, the Participant at any time.

               A Participant's request for a payment from his Personal Deferral Sub-Account pursuant to the preceding paragraph of this Section 7.06(b)(1) shall be denied to the extent a payment pursuant to such request would cause the vested balance in the Participant's Personal Deferral Sub-Account to be less than 6% of the amount paid to the Participant.

          (2) MATCHING CONTRIBUTION SUB-ACCOUNT OR RETIREMENT CONTRIBUTION SUB-ACCOUNT

               At any time following a Change in Control of Verizon, a Participant may elect that all or a designated portion of the vested balance in his Matching Contribution Sub-Account or, subject to the provisions of Sections 8.04 and 8.06, in his Retirement Contribution Sub-Account shall be paid to him 30 days following the filing of such an election; provided that the Plan Administrator may approve or disapprove such election; and provided further that, if a Participant receives a payment pursuant to this Section 7.06(b)(2), an amount equal to 6% of the amount paid to the Participant shall be permanently forfeited from the vested balance in the Participant's sub-account from which the payment is made and shall not be paid to, or in respect of, the Participant at any time.

               An Inactive Participant who has terminated employment with all Verizon Companies may elect that all or a designated portion of the vested balance in his Matching Contribution Sub-Account or, subject to the provisions of Sections 8.04 and 8.06, in his Retirement Contribution Sub-Account, shall be paid to him 30 days following the filing of such an election; provided that the Plan Administrator may approve or disapprove such election; and provided further that, if a Participant receives a payment pursuant to this Section 7.06(b)(2), an amount equal to 6% of the amount paid to the Participant shall be permanently forfeited from the vested balance in the Participant's sub-account from which the payment is made and shall not be paid to, or in respect of, the Participant at any time.

               A Participant's request for a payment from his Matching Contribution Sub-Account or Retirement Contribution Sub-Account pursuant to the preceding paragraphs of this Section 7.06(b)(2)

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

               shall be denied to the extent a payment pursuant to such request would cause the vested balance in such sub-account to be less than 6% of the amount paid to the Participant.

7.07 DEFAULT FOR FORM AND TIMING OF PAYMENTS

     If, with respect to all or a portion of a Participant's Account, a Participant does not make a payment election, or if his payment election is determined to be invalid and is not subject to a prior valid election, the entire vested portion of such Participant's Account that is not subject to a valid payment election shall be paid in a single sum during the 13th month following the later of (a) the last day of the month in which the Participant's 60th birthday occurs or (b) the last day of the month in which the Participant terminates employment with all Verizon Companies, provided that any payment of the balance in the Participant's Retirement Contribution Sub-Account shall be subject to the provisions of Sections 8.04.

7.08 PAYMENT OF SMALL BENEFITS

     If the vested balance in a Participant's Account does not exceed $100,000 at the time of the Participant's termination of employment with all Verizon Companies (including a termination that results from Disability or death), any existing payment election with respect to such Participant's Account shall be canceled and such Participant's Account shall be paid in the form of a single sum at the time of the termination of employment (subject to Sections 8.04, and 8.06).

7.09 PRIOR PLAN PAYMENT RULES

     With respect to the balance in a Participant's Account, the payment rules of this Article 7 and any payment elections made hereunder shall supersede the payment rules and any elections made under any other plan, except that, if a Participant elected under any such plan, before the fourth quarter of the 2001 Plan Year, to receive an in-service payment from such plan in 2002 with respect to an account balance or accrued benefit that was transferred to the Plan, such payment election shall be honored for 2002 but not for subsequent years.

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

     ARTICLE 8. VESTING, FORFEITURE, NON-COMPETITION, AND NON-SOLICITATION

8.01 PERSONAL DEFERRAL SUB-ACCOUNT

     Except as otherwise provided in an agreement between the Participant and a Verizon Company regarding the crediting of Other Eligible Compensation to the Participant's Personal Deferral Sub-Account and except as provided in
     Section 7.06(b) with regard to early payments, the Participant shall at all times be fully vested in the balance in his Personal Deferral Sub-Account, and such balance shall under no circumstances be subject to forfeiture.

8.02 MATCHING CONTRIBUTION SUB-ACCOUNT

     Each Participant shall be fully vested in the balance in his Matching Contribution Sub-Account upon the earliest to occur of the following:

     (a)  the Participant's account in the Savings Plan is fully vested;

     (b) the Participant's employment with all Verizon Companies is involuntarily terminated other than for Cause, provided the Participant executes a release in a form acceptable to the Plan Administrator or the Plan Administrator otherwise determines that all or part of the Matching Contribution Sub-Account should be vested;

     (c) the Participant becomes Disabled before his termination of employment with all Verizon Companies;

     (d) the Participant dies before his termination of employment with all Verizon Companies; or

     (e)  there is a Change in Control (as defined in Section 8.07).

8.03 RETIREMENT CONTRIBUTION SUB-ACCOUNT

     (a)  PRIOR TO JULY 1, 2002

          Except as otherwise provided in an agreement between the Participant and a Verizon Company regarding the crediting of Other Eligible Compensation to the Participant's Retirement Contribution Sub-Account, and subject to Sections 8.04 and 8.06 below, each Participant shall at all times be fully vested in each Retirement Contribution Credit credited on or after January 1, 2002, and before July 1, 2002 (and any related earnings).

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

     (b)  BEGINNING JULY 1, 2002

          Except as otherwise provided in an agreement between the Participant and a Verizon Company regarding the crediting of Other Eligible Compensation to the Participant's Retirement Contribution Sub-Account, and subject to Section 8.04 and 8.06 below, each Participant shall be fully vested in each Retirement Contribution Credit credited after June 30, 2002 (and any related earnings), upon the earliest to occur of the following:

          (1)  the Participant becomes eligible to Retire;

          (2) the Participant completes three years of Net Credited Service (as that term is defined in the Pension Plan) with all Verizon Companies after receiving the Retirement Contribution Credit;

          (3) the Participant's involuntary termination of employment with all Verizon Companies other than for Cause, provided the Participant executes a release in a form acceptable to the Plan Administrator or the Plan Administrator otherwise determines that all or part of the Retirement Contribution Sub-Account should be vested;

          (4) the Participant becomes Disabled before his termination of employment with all Verizon Companies;

          (5) the Participant dies before his termination of employment with all Verizon Companies; or

          (6)  there is a Change in Control (as defined in Section 8.07).

8.04 FORFEITURE

     (a)  UNVESTED ACCOUNT BALANCE

          A Participant shall forfeit the unvested portion, if any, of his Participant's Account on his termination of employment with all Verizon Companies.

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Verizon Income Deferral Plan                                             Page 31

     (b)  PORTION OF RETIREMENT CONTRIBUTION SUB-ACCOUNT

          Before, but not after, a Change in Control, if the Plan Administrator determines that one or more of the events set forth in Section 8.04(b)(1) has occurred, the Plan Administrator may cause a forfeiture with respect to all or any portion of the Participant's Retirement Contribution Sub-Account set forth in Section 8.04(b)(2).

          (1)  CAUSES OF FORFEITURE

               (A) The Participant has engaged in "Competitive Activities" as described in Section 8.05,

               (B) The Participant has engaged in serious misconduct contrary to written policies and harmful to Verizon or its affiliated companies or their reputation, or

               (C)  The Participant has been terminated for Cause.

          (2)  AMOUNTS SUBJECT TO FORFEITURE

               (A) All Retirement Contribution Credits added to the Participant's Retirement Contribution Sub-Account on or after January 1, 2002, other than the GTE Supplemental Executive Retirement Plan conversion credit (the "Conversion Credit") and

               (B) Any interest or other earnings or gains on or after January 1, 2002, with respect to any Retirement Contribution Credits in the Participant's Retirement Contribution Sub-Account (including any interest or other earnings or gains attributable to the Conversion Credit or any interest or other earnings or gains attributable to any other credit regardless of when the credit was added to the Participant's Retirement Contribution Sub-Account).

     (c)  ENTIRE ACCOUNT BALANCE

          Each Participant or beneficiary entitled to receive payment under the Plan shall keep the Plan Administrator advised of his current address. If the Plan Administrator is unable for a period of 36 months to locate a

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

          Participant or beneficiary to whom a payment(s) is (are) due under the Plan, commencing with the first day of the month as of which the first such payment is due, the total amount payable to such Participant or beneficiary shall be forfeited. Should such a Participant or beneficiary contact the Plan Administrator requesting payment thereafter, the Plan Administrator shall, upon satisfaction of its requests for any corroborating documentation, restore and pay the forfeited payment in a lump sum, the value of which shall not be adjusted to reflect any interest or other earnings or gains for the period of forfeiture.

8.05 COMPETITIVE ACTIVITIES

     (a)  ENGAGING IN COMPETITIVE ACTIVITIES

          The Plan Administrator may determine that a Participant has engaged in "Competitive Activities" if, during the period of the Participant's employment with any Verizon Company, through the first anniversary of the Participant's termination of employment with all Verizon Companies for any reason, the Participant, without the prior written consent of the Plan Administrator, (1) personally engages in "Competitive Activities" (as hereinafter defined) or (2) works for, owns, manages, operates, controls, or participates in the ownership, management, operation or control of, or provides consulting or advisory services to, any individual, partnership, firm, corporation, or institution engaged in Competitive Activities, provided that the Participant's purchase or holding, for investment purposes, of securities of a publicly-traded company shall not constitute "ownership" or "participation in ownership" for purposes of this paragraph so long as the Participant's equity interest in any such company is less than a controlling interest.

     (b)  DEFINITION OF COMPETITIVE ACTIVITIES

          "Competitive Activities" means business activities relating to products or services of the same or similar type as the products or services that (1) are sold (or, pursuant to an existing business plan, shall be sold) to paying customers of one or more Verizon Companies, and (2) for which the Participant had responsibility to plan, develop, manage, market, or oversee within the prior 24 months, or, in the case of an Inactive Participant, within the 24 months preceding his termination of employment with all Verizon Companies.

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Verizon Income Deferral Plan                                             Page 33

     (c)  DISCRETION OF PLAN ADMINISTRATOR

          If the Plan Administrator determines that a Participant has engaged in Competitive Activities, the Plan Administrator in its sole discretion may determine what remedies to invoke.

8.06 NON-COMPETITION/NON-SOLICITATION AGREEMENT UPON OR AFTER TERMINATION OF EMPLOYMENT

     (a)  GENERAL

          Except as provided in Section 8.06(c), any payment that meets the conditions of Section 8.06(b) shall be made only if the Participant executes an agreement provided by the Plan Administrator that (1) prohibits the Participant from engaging in Competitive Activities within one year following termination of employment with all Verizon Companies, (2) gives Verizon the right to obtain injunctive relief if the Participant violates such agreement, and (3) includes such other terms and conditions as the Plan Administrator may determine.

     (b)  APPLICABILITY

          This Section 8.06 shall apply if (1) a Participant has elected to receive payments from his Retirement Contribution Sub-Account to commence upon termination of employment with all Verizon Companies or within one year following such termination or (2) the Participant has directed the Plan Administrator to make payments from such Retirement Contribution Sub-Account pursuant to Section 7.06.

     (c)  EXCEPTION FOR CHANGE IN CONTROL

          Following a Change in Control, a Non-Compete Agreement shall not be required as a condition to making a payment to a Participant, and any such Non-Compete Agreement that a Participant executed before the Change in Control shall become null and void as of the effective date of the Change in Control.

     (d)  CONSEQUENCES OF FAILING TO EXECUTE AGREEMENT

          If the Participant does not execute the Non-Compete Agreement required by this Section 8.06, no payments may be made from the Participant's Retirement Contribution Sub-Account for one year following the

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

          Participant's termination of employment with all Verizon Companies. During such one-year period, the provisions of the Plan (including
          Section 8.04) shall apply to the Participant. At the conclusion of such one-year period, the vested balance in the Participant's Retirement Contribution Sub-Account shall be paid in accordance with the Participant's payment election.

          If payments would have commenced within the one-year period immediately following the Participant's termination of employment but were delayed under this Section 8.06, no retroactive payments shall be made and the Participant shall be deemed to have elected to commence payments from his Retirement Contribution Sub-Account on the date that is one year following the date of his termination of employment with all Verizon Companies, notwithstanding Section 7.01. The method of payment shall remain unchanged, except as required by Section 7.03(a)(2).

8.07 CHANGE IN CONTROL

     (a)  GENERAL RULE

          For purposes of the Plan, and except as provided in Section 8.07(b), a "Change in Control" shall occur if:

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Verizon Income Deferral Plan                                             Page 35

          (1) any Person, through a transaction with a Person, becomes a beneficial owner (as determined under Rule 13d-3 under the Securities Exchange Act of 1934, as amended from time to time), or has the right to acquire beneficial ownership within sixty days, through tender offer or otherwise, of shares of one or more classes of stock of the Company representing 20% or more of the total voting power of the Company's then outstanding voting stock;

          (2) the Company and any Person consummate a merger, consolidation, reorganization, or other business combination; or

          (3) the Board adopts resolutions authorizing the liquidation or dissolution, or sale to any Person of all or substantially all of the assets, of the Company.

     (b)  EXCEPTIONS TO GENERAL RULE

          Notwithstanding the provisions of Section 8.07(a), a Change in Control shall not occur if:

          (1) the Company's voting stock outstanding immediately before the consummation of the transaction will represent no less than 45% of the combined voting power entitled to vote for the election of directors of the surviving parent corporation immediately following the consummation of the transaction;

          (2) members of the Incumbent Board will constitute at least one-half of the board of directors of the surviving parent corporation;

          (3) the Chief Executive Officer or co-Chief Executive Officers of the Company will be the chief executive officer or co-chief executive officers of the surviving parent corporation; and

          (4) the headquarters of the surviving parent corporation will be located in New York, New York.

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Verizon Income Deferral Plan                                             Page 36

                    ARTICLE 9. NATURE OF PLAN AND ACCOUNTS

9.01 UNFUNDED PLAN

     No Participating Company shall be required to fund any obligations under the Plan. Any assets that may be accumulated by a Participating Company to meet its obligations under the Plan shall for all purposes be part of the general assets of such Participating Company. To the extent that any Participant or beneficiary acquires a right to receive payments under the Plan for which any Participating Company is liable, such rights shall be no greater than the rights of any unsecured general creditor of the applicable Participating Company.

9.02 HYPOTHETICAL ACCOUNTS

     Each account and investment established under the Plan shall be hypothetical in nature and shall be maintained for bookkeeping purposes only. The accounts established under the Plan shall hold no actual funds or assets. Any liability of the Company to any Participant, former Participant, or beneficiary with respect to a right to payment shall be based solely upon contractual obligations created by the Plan. Neither the Company, the Board, nor any other Person shall be deemed to be a trustee of any amounts to be paid under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between or among the Company, a Participant, or any other Person.

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Verizon Income Deferral Plan                                             Page 37

                           ARTICLE 10. MISCELLANEOUS

10.01 PLAN ADMINISTRATOR

     The Executive Vice President - Human Resources of Verizon (or, if that position is vacant, the most senior officer in the Human Resources organization of Verizon) shall have the authority and responsibility to act as "Plan Administrator," as that term is used in the Plan, except as provided in Section 2.01(cc) regarding Section 16 Persons. The Plan Administrator's authority and responsibility shall include, without limitation, the discretionary authority and responsibility to develop administrative guidelines, to distribute summary descriptions of the Plan, to notify Participants of their rights and obligations under the Plan, and to calculate balances of Participant's Accounts and the payments from the Plan. The Plan Administrator, with the advice of counsel, may delegate to one or more persons the authority to decide any dispute raised in any written claim by any Participant or beneficiary. Any appeal from such a claim shall be decided by the Plan Administrator, and the decision of the Plan Administrator shall be final and shall be binding on both the Plan and the Participant or beneficiary.

10.02 ALLOCATION OF ADMINISTRATIVE AND OTHER EXPENSES

     Participants shall not be charged for their participation in the Plan or their withdrawals from the Plan, except that (a) Participants who receive an early payment shall be subject to the 6% penalty provided for in Section
     7.06 and (b) the reasonable expenses of administering the Plan (including reasonable fees in connection with the set-up or maintenance of Participant accounts) may be offset against the earnings of the Investment Funds under the Plan. The Plan Administrator shall have authority to establish and maintain cost allocation guidelines that shall govern the allocation of accrued expenses under the Plan for financial accounting purposes, and the determination of any amounts by which Participating Companies are obligated to reimburse each other for disbursements and other expenditures under the Plan. Any such guidelines shall allocate to each Participating Company its reasonable and appropriate share of the direct benefit cost of the Plan, plus any associated administrative cost to the extent such cost is not offset against Investment Fund earnings.

10.03 AMENDMENT AND TERMINATION OF PLAN

     The Committee may at any time amend or terminate the Plan; provided that no amendment or termination of the Plan may adversely affect the present dollar value of the vested account balance of any Participant (or Beneficiary, in the case of a deceased Participant) without his consent, except to the extent required by law; and provided further that, for a period of five years following a

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

     Change in Control, except to the extent required by law (a) the Plan shall not be terminated and (b) no amendment may adversely affect any right under the Plan of a Participant (or Beneficiary, in the case of a deceased Participant) without his consent, except that an amendment may adversely affect the right to future Matching Contribution Credits pursuant to
     Section 5.01. In addition to this general rule protecting the prior rights of Participants, the following specific rules shall apply in the case of certain Plan amendments or the termination of the Plan:

     (a)  ADMINISTRATIVE AMENDMENTS

          The Plan Administrator, with advice of counsel, may develop additional terms and conditions for the administration of the Plan, and may modify the administrative terms and conditions of the Plan from time to time.

     (b)  SHORT-SWING PROFITS

          The Plan Administrator shall have the authority (1) to adopt amendments to the Plan that the Plan Administrator determines, with the advice of counsel, are necessary or appropriate to ensure that transactions under the Plan are exempt, to the maximum extent practicable, from the short-swing trading provisions of Section 16 and
          (2) to refuse any investment redirection request by a Participant who is subject to the reporting obligations of Section 16 if the Plan Administrator determines, with the advice of counsel, that fulfilling such investment redirection request would cause the Participant to engage in matching purchase and sale transactions that give rise to a short-swing profit that the Participant would have a legal obligation to disgorge to Verizon. Under no circumstances shall the Plan Administrator or any of all Verizon Companies be responsible for any liability that may be incurred by a Participant as a result of a transaction that gives rise to such a short-swing profit.

     (c)  PLAN TERMINATION

          If the Plan is terminated, (1) any existing deferral elections under
          Article 4 shall be disregarded with respect to compensation earned after the termination date, and (2) Participants shall no longer be entitled to the credits provided for in Article 5 with respect to compensation earned after the termination date. However, the remaining provisions of the Plan shall remain in effect until such time as the entire vested balance in each Participant's Account has been paid to the Participant and/or the Participant's estate or beneficiaries in accordance with Article 7.

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Verizon Income Deferral Plan                                             Page 39

10.04 DETERMINATION AND WITHHOLDING OF TAXES

     The Plan Administrator and each Verizon Company shall have full authority, without the consent of a Participant, (a) to withhold from any compensation being deferred under the Plan, and to withhold from a Participant's other compensation from any and all sources, any taxes that it reasonably determines to be applicable to deferred amounts including, without limitation, any FICA taxes and any income taxes occasioned by the withholding of FICA taxes, (b) to withhold any FICA taxes that it reasonably determines to be due with respect to credits made to a Participant's Matching Contribution Sub-Account or Retirement Contribution Sub-Account from the Participant's other compensation from any and all sources, and (c) satisfy the responsibility of any Verizon Company to withhold any taxes by withholding such taxes from any payments under the Plan to the Participant or his beneficiaries or estate or, if necessary, by directing a payment from the Plan to satisfy such withholding responsibility.

10.05 NO ASSIGNMENT OR ALIENATION

     The rights of the Participant to the balance in his Personal Deferral Sub-Account, Matching Contribution Sub-Account, and Retirement Contribution Sub-Account shall not be assignable or subject to alienation, except that the Plan may recognize and comply with domestic relations orders subject to such rules and procedures as the Plan Administrator may establish.

10.06 SEVERABILITY

     If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity, or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.

10.07 CERTAIN RIGHTS RESERVED.

     Nothing in the Plan shall confer upon any employee of the Company or other Person the right (a) to continue in the employment or service of the Company or affect any right that the Company may have to terminate the employment or service of (or to demote or to exclude from future participation in the Plan) any such employee or other Person at any time for any reason or (b) to receive an annual base salary of any particular amount.

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

10.08 TITLES AND HEADINGS NOT TO CONTROL

     The titles to Articles of the Plan and the headings of Sections and subsections of the Plan are placed herein for convenience of reference only and, as such, shall have no force or effect on the interpretation of the Plan.

10.09 GOVERNING LAW

     The Plan shall be construed and enforced in accordance with applicable federal law and, to the extent not preempted by federal law, the laws of the State of Delaware (without regard to the legislative or judicial conflict of laws rules of any state or other jurisdiction).

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Verizon Income Deferral Plan                                             Page 41

                         APPENDIX A. CONVERSION CREDITS

A.01 CONVERSION CREDITS

     Each individual who becomes a Participant shall receive conversion credits under the Plan equal to the amount, if any, of the Participant's account balance or the present value of the Participant's accrued benefit under any nonqualified deferred compensation plan or arrangement of a Verizon Company, if the Plan Administrator determines that the employee shall no longer participate in such plan or arrangement. The Plan Administrator may make such a determination at any time (including after a Participant's termination of employment) and shall award conversion credits as soon as practicable following the date of such a determination.

     Any conversion credits in a Participant's Account shall remain subject to any vesting requirements or other restrictions imposed by the plan or arrangement in which such conversion credits were credited before they were credited to the Participant's Account.

A.02 CHARACTERIZATION OF CONVERSION CREDITS

     For purposes of this Appendix A, the Plan Administrator shall determine (a) the present value of the accrued benefit under any applicable plan and (b) based on the character of the account balance or accrued benefit under the applicable plan, whether conversion credits under the Plan shall be Personal Deferral Credits, Matching Contribution Credits, or Retirement Contribution Credits.

A.03 CONSEQUENCES OF CONVERSION CREDITS

     A Participant who receives conversion credits pursuant to this Appendix A shall no longer be a participant in the plan (or portion of a plan) from which the account balance or accrued benefit was transferred or, in the case of an individual who was a Participant in the Plan before January 1, 2002, shall no longer be subject to the terms of the Plan as it existed before January 1, 2002, and shall no longer be entitled to any benefits thereunder. However, a Participant shall forfeit any conversion credits and related earnings if, and to the extent that, the Participant becomes entitled to a benefit under another plan that duplicates a benefit for which conversion credits are provided under this Plan.

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Verizon Income Deferral Plan                                          Appendix A

              APPENDIX B. SPECIAL RULES APPLICABLE TO OTHER CREDITS

B.01 ANNUAL TRANSITION CREDITS

     If a Participant is entitled to an annual transition credit for a Plan Year, such transition credit shall be made to the Participant's Retirement Contribution Sub-Account as of December 31st of such year, unless the Participant terminates employment with all Verizon Companies during such year, in which case the transition credit shall be made as soon as practicable following the Participant's termination of employment.

B.02 POTENTIAL INTERIM AMOUNT

     If a Participant is entitled to a potential interim amount ("PIA") credit for the year in which the Participant terminates employment with all Verizon Companies, such PIA shall be credited to the Participant's Retirement Contribution Sub-Account as soon as practicable following the Participant's termination of employment.

     Before, but not after, a Change in Control, the Chief Executive Officer of Verizon may cause a forfeiture of any PIA credit if the Participant terminates employment from all of all Verizon Companies and the Chief Executive Officer determines that the Participant's termination of employment is seriously detrimental to the interests of any Verizon Company.

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Verizon Income Deferral Plan                                          Appendix B